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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         September 9, 1997



                              GILMAN & CIOCIA, INC.
                 (Name of small business issuer in its charter)


      Delaware                      000-22996                  11-2587324
(State or jurisdiction              Commission              (I.R.S.Employer
of incorporation or                 file                    Identification
organization)                       number                           No.)


475 Northern Boulevard, Great Neck, NY                    11021
(Address of principal executive offices)                  (Zip Code)


                                 (516) 482-4860
                (Issuer's Telephone Number, Including Area Code)
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ITEM 4.                    Changes in Registrant's Certifying Accountant.

         BDO Seidman, LLP was dismissed as the principal independent accountants of Gilman & Ciocia, Inc. (the "Company") as of September 9, 1997. Such former principal accountant's report on the financial statements of the Company for the prior year did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The decision to replace the Company's independent accountants was made by the Company's Board of Directors. There was no disagreement with the former accountants, either that was resolved or that remained unresolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         On September 9, 1997, the Company engaged Arthur Andersen, LLP as its new principal independent accountants.

         BDO has submitted a letter dated September 18, 1997 (the "BDO Letter") addressed to the Securities and Exchange Commission, which is filed as an exhibit to this Amendment to Form 8-K/A. The BDO letter, in addition to stating that BDO agrees with the statements in this Item 4 above insofar as they relate to BDO, advises the Securities and Exchange Commission that the "Company was provided with a copy" of "a draft management letter" that listed areas in the Company's internal controls that BDO felt should be improved.

         The draft management letter was initially delivered in March 1997, not to an officer or director of the Company, but to the
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Company's controller, more than five months after BDO's finalization of the
Company's June 1996 audit, after BDO had assisted the Company with two Quarterly Reports on Form 10-QSB and a registration statement, and after the Company had protested BDO's billing, which was in excess of three times BDO's estimates. BDO never consulted with outside members of the Audit Committee of the Board of Directors pursuant to Statement on Auditing Standards #61 or with regard to the issues purportedly raised in the draft management letter and never delivered it to any outside member of the Audit Committee of the Board of Directors, even though the draft management letter was purportedly addressed to such Audit Committee.

         BDO did not deliver a copy of the draft management letter to an officer of the Company until June 1997, after more serious questions had been raised regarding BDO's bills.

         In addition, when the draft management letter, which was never delivered in signed form, was initially delivered in March, it was back-dated to January 1997, and, therefore, appeared to be an attempt by BDO to justify the extent to which its bills exceeded its earlier estimates by blaming the Company's controller's office.

         Following BDO's termination, the draft management letter was delivered by the Company to the full Audit Committee of the Company's Board of Directors, which met to discuss it and resolved that the Chief Operating Officer should investigate the validity of the concerns raised in the draft management letter and work with Arthur Andersen LLP, the Company's new independent accountants, to remedy any deficiency in the Company's internal controls, with further review at the next meeting of such Audit Committee.
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         (c) Exhibits

         Exhibit No.                 Description
         -----------                 -----------

         16                          Letter On Change In Certifying
                                     Accountant, dated September
                                     18, 1997, from BDO Seidman,
                                     LLP to the Securities &
                                     Exchange Commission
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 22, 1997

                              GILMAN & CIOCIA, INC.

                              By: /s/ Thomas Povinelli
                                  --------------------------------------------
                                  Thomas Povinelli
                                  Vice President (authorized signatory)
                                  Chief Operating Officer


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                                EXHIBIT INDEX



         Exhibit No.                 Description
         -----------                 -----------

         16                          Letter On Change In Certifying
                                     Accountant, dated September
                                     18, 1997, from BDO Seidman,
                                     LLP to the Securities &
                                     Exchange Commission